AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 1998
                                   Registration Statement No. 33-_______________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                             Registration Statement
                                    Under The
                             Securities Act Of 1933

         --------------------------------------------------------------



                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)

         State of Missouri                                   43-1723446
  (State or other jurisdiction                             (IRS Employer
of incorporation or organization)                        Identification No.)


                              1901 Chouteau Avenue
                            St. Louis, Missouri 63103
          (Address, including zip code, of principal executive offices)

         --------------------------------------------------------------


                               AMEREN CORPORATION
                        LONG-TERM INCENTIVE PLAN OF 1998
                            (Full title of the plan)


                DONALD E. BRANDT, Senior Vice President, Finance
                          JAMES C. THOMPSON, Secretary
                 1901 Chouteau Avenue, St. Louis, Missouri 63103
                                 (314) 621-3222
(Names, address and telephone number, including area code,of agents for service)


                         CALCULATION OF REGISTRATION FEE

=============================================================================================================================
                                                                    Proposed            Proposed
           Title of securities                    Amount             maximum             maximum             Amount of
             to be registered                     to be          offering price         aggregate          registration
                                                Registered          per unit*        offering price             fee
-----------------------------------------------------------------------------------------------------------------------------
 Common Stock, $.01 par value, including     4,000,000 shares       $41.125           $164,500,000            $49,848
              related rights
=============================================================================================================================



* Calculated in accordance with Rule 457(h) on the basis of the average of the high and low prices of Ameren Corporation Common Stock as reported on the New York Stock Exchange Composite Tape on April 18, 1998.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         The following documents, previously filed with the Commission by the Registrant (File No. 1-14756) pursuant to the Securities Exchange Act of 1934, as amended, are incorporated by reference in this Registration Statement:

         1. The Registrants's Annual Report on Form 10-K for the year ended December 31, 1997.

         2. The Registrant's Current Reports on Form 8-K dated December 31, 1997, January 20, 1998 and March 13, 1998.

         3. The Registrant's Registration Statement on Form S-4 (Reg. No.33-64165), filed November 13, 1995, which includes a description of the Common Stock of the Registrant.

All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

Item 4.  Description of Securities

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel

         William E, Jaudes, Esq., Vice President and General Counsel of the Registrant, will pass upon the legality of the shares of Common Stock and related rights of the Registrant to be issued under the Plan. Mr. Jaudes will be eligible to receive awards under the Plan.

Item 6.  Indemnification of Directors and Officers

         Article IV of the Registrant's By-Laws, consistent with the applicable provisions of the Missouri General and Business Corporation Law (the "MGBCL"), provides for indemnification of directors and officers. These provisions provide that any person shall be indemnified for expenses and liabilities imposed upon such person in connection with any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Registrant, by reason of the fact that such person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         In a proceeding brought by or in the right of the Registrant, no indemnification shall be made with respect to any claim as to which an officer or director has been adjudged to have been liable to Registrant, unless the court determines that such a person is reasonably and fairly entitled to indemnification for expenses. However, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         The By-laws, consistent with the applicable provisions of the MGBCL, provide that indemnification shall be made by the Registrant only if a determination has been made by a majority vote of a quorum of the disinterested directors or by the shareholders or by independent legal counsel, that the director or officer met the required standard of conduct. The Registrant is authorized to purchase liability insurance on behalf of an officer or director whether or not the Registrant would otherwise have the power to indemnify such person.

         The By-laws, consistent with the applicable provisions of the MGBCL, further provide that, in addition to the indemnities described in the preceding paragraphs, the Registrant will further indemnify its officers and directors to the maximum extent permitted by law, provided that no indemnity may be given for conduct that is adjudged to be knowingly fraudulent, deliberately dishonest, or willful misconduct.

Item 7.  Exemptions from Registration Claimed

         Not Applicable.

Item 8.  Exhibits

         Exhibit No.

           4.1 Restated Articles of Incorporation of the Registrant (incorporated by reference to Annex F of the Form S-4 Registration Statement of the Registrant, Reg. No. 33-64165).

           4.2 By-Laws of the Registrant (incororated by reference to Exhibit 3(ii) of the 1997 Form 10-K).

           5 Opinion of William E. Jaudes as to the legality of the securities being issued.

          23.1        Consent of Price Waterhouse LLP.

          23.2        Consent of Arthur Andersen LLP.

          23.3        Consent of William E. Jaudes (included in Exhibit 5).

          24          Powers of Attorney.

Item 9.  Undertakings

  (a)     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 6 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


          The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 23rd day of April, 1998.




                                                AMEREN CORPORATION


                                             By /s/ Donald E. Brandt
                                                ---------------------
                                                 DONALD E. BRANDT
                                          Senior Vice President, Finance


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date above indicated.


       Signature                                     Title



/s/ Charles W. Mueller*                    Chairman, President and Chief
-----------------------                    Executive Officer and Director
    CHARLES W. MUELLER                     (Principal Executive Officer)


/s/ Donald E. Brandt                       Senior Vice President, Finance
--------------------                          (Principal Financial and
    DONALD E. BRANDT                             Accounting Officer)


/s/ Clifford L. Greenwalt*                          Director
--------------------------
    CLIFFORD L. GREENWALT



/s/ William E. Cornelius*                           Director
-------------------------
    WILLIAM E. CORNELIUS



/s/ Thomas A. Hays*                                 Director
-------------------
    THOMAS A. HAYS

/s/ Richard A. Liddy*                               Director
---------------------
    RICHARD A. LIDDY



                                                    Director
---------------------
    GORDAN R. LOHMAN



/s/ Richard A. Lumpkin*                             Director
-----------------------
    RICHARD A. LUMPKIN



/s/ John Peters MacCarthy*                          Director
--------------------------
    JOHN PETERS MACCARTHY


                                                    Director
------------------------
    HANNE M. MERRIMAN


/s/ Paul L. Miller, Jr.*                            Director
------------------------
    PAUL L. MILLER, JR.



/s/ Robert H. Quenon*                               Director
---------------------
    ROBERT H. QUENON



/s/ Harvey Saligman*                                Director
--------------------
    HARVEY SALIGMAN



/s/ Charles J. Schukai*                             Director
-----------------------
    CHARLES J. SCHUKAI



/s/ Janet McAfee Weakley*                           Director
-------------------------
    JANET MCAFEE WEAKLEY

                                                   Director
-----------------------
    JAMES W. WOGSLAND




                                                     *By  /s/ James C. Thompson
                                                           ---------------------
                                                              JAMES C. THOMPSON
                                                               Attorney-In-Fact

[AMEREN CORPORATION LETTERHEAD]


                                 April 23, 1998                        EXHIBIT 5

Ameren Corporation
1901 Chouteau Avenue
St. Louis, Missouri  63103

       Re: Registration Statement on Form S-8 Relating to 4,000,000 Shares of Common Stock, Including Related Rights

Ladies and Gentlemen:

       I have examined the Registration Statement on Form S-8 (the "Registration Statement") filed by Ameren Corporation, a Missouri corporation (the "Company"), with the Securities and Exchange Commission on April 23, 1998 in connection with the registration under the Securities Act of 1933, as amended, of 4,000,000 shares of the Common Stock, $.01 par value per share, including related rights (the "Common Stock"), of the Company to be offered and sold pursuant to the Ameren Corporation Long-Term Incentive Plan of 1998 (the "Plan").

       As Vice President and General Counsel of the Company, I have examined the Restated Articles of Incorporation and the By-laws of the Company, each as amended to the date hereof, the records of corporate proceedings and other actions taken by the Company in connection with the authorization, issuance and sale of the Common Stock and such other documents and materials as I have deemed necessary or appropriate to enable me to deliver this opinion.

       Based upon the foregoing, I am of the opinion that:

       Subject to (i) compliance with applicable state securities laws, (ii) approval of the Plan by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, and (iii) the filing and effectiveness of the Registration Statement with the Securities and Exchange Commission, the Common Stock, when issued and sold in the manner described in the Registration Statement, will be legally issued, fully paid and nonassessable.

       I hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                            Yours truly,


                                          /s/ William E. Jaudes
                                          ----------------------
                                             William E. Jaudes
                                             Vice President and General Counsel
                                             Ameren Corporation

[PRICE WATERHOUSE LLP LETTERHEAD]

                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 5, 1998, which appears on page 17 of the 1997 Annual Report to Shareholders of Ameren Corporation, which is incorporated by reference in Ameren Corporation's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 17, 1997, which appears on page 9 of Exhibit 99-2 to the Ameren Corporation Current Report on Form 8-K dated December 31, 1997, with respect to the supplemental consolidated financial statements of Ameren Corporation as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, except as such Ameren Corporation financial statements relate to Central Illinois Public Service Company and CIPSCO Investment Company. The Central Illinois Public Service Company and CIPSCO Investment Company financial statements were audited by another independent accountant. We also consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 33-64165) of Ameren Corporation dated November 13, 1995 (the "Form S-4") of our report dated February 1, 1996, which appears on page 16 of Union Electric Company's 1995 Annual Report to Shareholders which is incorporated by reference in Union Electric Company's Annual Report on Form 10-K for the year ended December 31, 1995, which Form 10-K is incorporated by reference in the Form S-4. The Form S-4 is incorporated by reference in this Registration Statement on Form S-8. We also consent to the application of our reports to the Financial Statement Schedules, which appear on page 10 of Ameren Corporation's Annual Report on Form 10-K for the year ended December 31, 1997 and page 12 of Union Electric Company's Annual Report on Form 10-K for the year ended December 31, 1995, for each of the five years in the period ended December 31, 1997, when such Schedules are read in conjunction with the financial statements referred to in our reports dated February 5, 1998 and February 1, 1996.



/S/ Price Waterhouse LLP
-------------------------
    Price Waterhouse LLP
    St. Louis, Missouri
    April 23, 1998

[ARTHUR ANDERSEN LLP LETTERHEAD]

                                                                    Exhibit 23.2


                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 31, 1997, January 26, 1996, and January 27, 1995, included in CIPSCO Incorporated's Form 10-K for the years ended December 31, 1996, 1995 and 1994, respectively, and to all references to our Firm included in this Registration Statement.



                                                 /S/ Arthur Andersen LLP
                                                 ------------------------
                                                     ARTHUR ANDERSEN LLP

Chicago, Illinois
April 23, 1998

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles W. Mueller hereby appoints Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director and as Chairman of The Board, President, and Chief Executive Officer, of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.

                                              Charles W. Mueller      (L.S.)
                                              ------------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 23rd day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Charles W. Mueller, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                Barbara Lungwitz
                                                ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Donald E. Brandt hereby appoints Charles W. Mueller and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as the principal financial and accounting officer of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.
                                                  Donald E. Brandt    (L.S.)
                                                  --------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 23rd day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Donald E. Brandt, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                    Barbara Lungwitz
                                                    ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned William E. Cornelius hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of December, 1997.
                                              William E. Cornelius    (L.S.)
                                              ------------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 19th day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared William E. Cornelius, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   Barbara Lungwitz
                                                   ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Clifford L. Greenwalt hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of December, 1997.
                                            Clifford L. Greenwalt    (L.S.)
                                            -------------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 31st day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Clifford L. Greenwalt, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                              Barbara Lungwitz
                                              ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Thomas A. Hays hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 20th day of December, 1997.
                                                Thomas A. Hays        (L.S.)
                                                ----------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 20th day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Thomas A. Hays, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                 Barbara Lungwitz
                                                 ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Liddy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.
                                               Richard A. Liddy       (L.S.)
                                               -----------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 23rd day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Liddy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                 Barbara Lungwitz
                                                 ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Lumpkin hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of December, 1997.
                                             Richard A. Lumpkin       (L.S.)
                                             -------------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 31st day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Lumpkin, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                 Barbara Lungwitz
                                                 ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned John Peters MacCarthy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of December, 1997.
                                           John Peters MacCarthy      (L.S.)
                                           ---------------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 19th day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared John Peters MacCarthy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                             Barbara Lungwitz
                                             ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS: That the undersigned Paul L. Miller, Jr. hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s)and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of December, 1997.
                                              Paul L. Miller, Jr.     (L.S.)
                                              ------------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 31st day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Paul L. Miller, Jr., known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               Barbara Lungwitz
                                               ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Robert H. Quenon hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of December, 1997.
                                               Robert H. Quenon       (L.S.)
                                               -----------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 24th day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Robert H. Quenon, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               Barbara Lungwitz
                                               ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Harvey Saligman hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.
                                               Harvey Saligman       (L.S.)
                                               ----------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 23rd day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Harvey Saligman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               Barbara Lungwitz
                                               ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles J. Schukai hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of December, 1997.
                                              Charles J. Schukai     (L.S.)
                                              -----------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 23rd day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Charles J. Schukai, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               Barbara Lungwitz
                                               ----------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS: That the undersigned Janet McAfee Weakley hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to a Registration Statement(s) and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, covering the issue of Common Stock under the dividend reinvestment and stock purchase plan, stock incentive plan, and savings investment plans, as authorized by the Company's Board of Directors on December 17, 1997, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying  and  confirming  all that  said  attorneys-in-fact  may do by  virtue hereof.
              IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of December, 1997.
                                               Janet M. Weakley       (L.S.)
                                               -----------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 19th day of December, 1997, before me, the undersigned Notary Public in and for said State, personally appeared Janet McAfee Weakley, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that she executed the same as her free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                                Kathleen D. O'Reilly
                                                --------------------